  EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Exeo Entertainment, Inc. (the "Company") on Form 10-K for the year ended November 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert S. Amaral, acting in the capacity as the Chief Executive Officer of the Company, and I, Jeffrey A. Weiland, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert S. Amaral
     Robert S. Amaral
     Chief Executive Officer
     (Principal Executive Officer and Principal Financial Officer)
     March 14, 2017

/s/ Jeffrey A. Weiland
     Jeffrey A. Weiland
     President
     March 14, 2017